                                  SECURITIES AND EXCHANGE COMMISSION
                                        Washington, D.C.  20549

                                               FORM 8-K

                                            CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Report (Date of earliest event reported) February 13, 2001
                                                                  -----------------

                                       UNITED TRUST GROUP, INC.
                              ------------------------------------------
                       (Exact Name of Registrant as specified in its charter)

        ILLINOIS                                0-16867                                 37-1172848
------------------------                     -------------                         ------------------
(State or other Juris-                        (Commission                            (I.R.S. Employer
diction of incorporation                     File Number)                         identification No.)

                                       5250 SOUTH SIXTH STREET
                                            P.O. BOX 5147
                                        SPRINGFIELD, IL 62705

                    (Address of principal executive offices, including zip code)

                  Regisrant's telephone number, including area code (217)-241-6300

                                          Not Applicable
                                          ---------------
                    (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

United Trust Group,  Inc. is an insurance  holding company that owns  controlling  interests in three life insurance  companies;  Universal  Guaranty Life Insurance  Company,  Appalachian  Life Insurance
Company and Abraham Lincoln  Insurance  Company.  The  administrative  offices of these companies are located primarily in Springfield, Illinois.

Pursuant to the terms of a common stock purchase  agreement  dated February 13, 2001,  First Southern
Bancorp,  Inc. agreed to purchase 563,215 shares of United Trust Group,  Inc. common stock from Larry
E. Ryherd and family at a price of $8.00 per share.  The  purchase  price will be payable in the form of $881,874 in cash and a five-year promissory note.

In addition,  First Southern  Bancorp,  Inc.  agreed to purchase 22,500 shares of United Trust Group,
Inc.  common stock and 544 shares of First  Commonwealth  Corporation  common  stock  pursuant to the terms of a common stock  purchase  agreement  dated  February 13, 2001 with James E. Melville and his family.  Pursuant  to the terms of the  agreement,  the  United  Trust  Group,  Inc.  shares  will be acquired  for $8.00 per share and the First  Commonwealth  Corporation  shares will be  acquired  for
$200.00 per share.  The purchase will be in the form of a five-year  promissory  note.  Mr.  Melville has agreed to resign as a director of United Trust Group,  Inc. and its  subsidiaries  at the closing pursuant to an agreement and release First Southern Bancorp,  Inc.,  United Trust Group,  Inc., First
Commonwealth  Corporation  and Mr.  Melville  executed  concurrently  with the common stock  purchase agreement.

Following the above stock  transactions,  Mr. Jesse T. Correll and related parties  (including  First
Southern  Funding,  LLC,  First  Southern  Bancorp,  Inc. and other  affiliates)  will own or control approximately  64.8% of United  Trust Group,  Inc. Mr.  Correll is Chairman of the Board of Directors
of United Trust Group, Inc. and its various subsidiaries.

The  execution of these common stock  purchase  agreements  followed a special  joint  meeting of the
Boards of Directors of United Trust Group,  Inc. and its subsidiaries  held January 8, 2001, at which the  termination of the employment  agreement  between First  Commonwealth  Corporation  and James E.
Melville,  dated July 31, 1997,  and the  termination  of James E. Melville as an officer or agent of
United Trust  Group,  Inc. and all of its  subsidiaries  were  approved by the Boards of Directors of each of the  companies.  At this same meeting,  the Boards of Directors of each company  approved the appointment of Randall L. Attkisson to fill all positions previously held by Mr. Melville.

Mr.  Attkisson is a member of the Board of Directors and Chief  Financial  Officer of First  Southern
Funding,  LLC and First Southern Bancorp,  Inc., an affiliate of First Southern  Funding,  LLC. First
Southern  Bancorp,  Inc. owns First  Southern  National  Bank,  which operates out of 14 locations in central  Kentucky.  First Southern  Funding,  LLC and its  affiliates are United Trust Group,  Inc.'s largest shareholder.

                                             SIGNATURES

        Pursuant to the requirements of the Securities  Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       UNITED TRUST GROUP, INC.
                                             (Registrant)

                                                                    By:  /s/ Randall L. Attkisson
                                                                        ---------------------------
                                                                        Randall L. Attkisson
                                                                        President , Chief Operating
                                                                          Officer and Director

                                                                    By:  /s/ Theodore C. Miller
                                                                        ---------------------------
                                                                        Theodore C. Miller
                                                                        Senior Vice President and
                                                                          Chief Financial Officer

Date:  February 16, 2001